UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 25, 2007

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13782	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 26, 2007, Westinghouse Air Brake Technologies Corporation (the “Company”) issued a press release reporting, among other things, the Company’s financial results for the second quarter ended June 30, 2007. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing, and set forth in Item 8.01 herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2007, the Board of Directors of the Company appointed Mr. Brian P. Hehir to the Board Directors of the Company. Mr. Hehir is a vice chairman of investment banking at Merrill Lynch. Mr. Hehir will serve as a member of the class of directors whose term expires at the Company’s 2009 annual meeting, at which time he will stand for election.

As a non-employee director of the Company, Mr. Hehir is eligible to participate in the Company’s Amended and Restated 1995 Non-Employee Directors’ Fee and Stock Option Plan. Under this plan, upon his appointment to the Board of Directors, Mr. Hehir received 5,000 stock options (vesting one-third on each subsequent anniversary date) and 1,500 shares of Company common stock. Mr. Hehir has been appointed to the Audit Committee of the Board of Directors. Mr. Hehir has not participated in any transactions with the Company that are required to be reported under Item 404(a) of Securities and Exchange Commission Regulation S-K.

On July 26, 2007, the Company issued a press release announcing the appointment of Mr. Hehir, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 8.01.	Other Events.

On July 26, 2007, the Company issued a press release providing, among other things, updated earnings guidance for fiscal year 2007. A copy of the press release is attached to this report as Exhibit 99.1 and the second paragraph thereof is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated July 26, 2007 with regard to the matter discussed in Item 2.02.

99.2	Press release dated July 26, 2007 with regard to the matter discussed in Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Alvaro Garcia-Tunon
Alvaro Garcia-Tunon
Chief Financial Officer

Date: July 26, 2007

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press release dated July 26, 2007 with regard to the matter discussed in Item 2.02.	Filed herewith.

99.2	Press release dated July 26, 2007 with regard to the matter discussed in Item 5.02.	Filed herewith.